Exhibit 99.5

STOCK PURCHASE AGREEMENT

among

EVANS BREWING COMPANY INC.,

a Delaware corporation,

and

Michael J. Rapport,

Shareholder of

EBC PUBLIC HOUSE, INC.,

a California corporation

Dated as of December 10th, 2015

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this “Agreement”) is entered into as of December 10th, 2015, by and among Evans Brewing Company Inc., a Delaware corporation (the “Buyer”), EBC Public House Inc., a California corporation (“EBC Public House”), and Michael J. Rapport (the “Seller”). The Buyer, the Seller, and EBC Public House may each be referred to herein as a “Party” and collectively as the “Parties.”

STATEMENT OF PURPOSE

The Seller owns 100% of the outstanding shares of capital stock of EBC Public House, a restaurant business located in Santa Ana, California (such business operations as conducted on the Closing Date, consistent with past practice, are hereinafter referred to as the “Business”). Pursuant to this Agreement, the Buyer hereby agrees to purchase from the Seller, and the Seller hereby agrees to sell to the Buyer, all of the outstanding capital stock of EBC Public House for the consideration and on the terms and subject to the conditions set forth in this Agreement.

Article I
DEFINITIONS

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Transactions” means the transactions contemplated by the Transaction Documents.

“Transaction Documents” means this Agreement and all other written agreements, documents and certificates contemplated by or necessary to accomplish the purpose of any of the foregoing document.

Article II
SALE AND PURCHASE OF SHARES

2.1          Sale and Purchase of Shares. Subject to the terms and conditions of this Agreement, the Buyer will purchase from the Seller, and Seller will sell and deliver to the Buyer, all of the shares of common stock of EBC Public House (the “Public House Shares”) owned by Seller, which Public House Shares equal one hundred percent (100%) of the issued and outstanding Shares of EBC Public House.

2.2          Purchase Price.

(a)          The total consideration for the Public House Shares (the “Purchase Price”) shall be paid by the Buyer’s issuance of 1,000,000 shares of the Buyer’s Series A Preferred Stock (the “Preferred Stock”). The Preferred Stock has the rights, preferences, and designations as set forth in the Certificate of Designation, attached hereto as Appendix A.

(b)          The shares of Preferred Stock will bear restrictive legends that reference the applicable securities laws as well as this Agreement.

(c)          At the Closing, subject to the terms and conditions of this Agreement,

(i)          The Seller shall transfer all of the Public House Shares owned by the Seller to the Buyer by delivering to the Buyer the certificates therefor, with all necessary endorsements and assurances in order to permit immediate registration of the transfer thereof on the books of EBC Public House, free and clear of any encumbrances (other than restrictions on transfer imposed by applicable securities Law), accompanied by duly executed stock powers, in form and substance reasonably satisfactory to the Buyer, and

(ii)         against receipt of the Public House Shares, the Buyer shall issue and deliver certificates representing the shares of Preferred Stock.

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2.3          Closing. Buyer has had until and through the Closing Date (defined below), in which to conduct due diligence (the "Due Diligence Period"). Seller has provided Buyer with all documents and information concerning the Business and the assets of EBC Public House as Buyer has requested, including without limitation all ledgers and financial statements, income documentation, sales history, sales tax records, client records, client and prospective client lists, employee salaries and benefits, and all other pertinent documents, in each case, to the extent requested throughout the Due Diligence Period by Buyer to objectively evaluate the Business. Following such Due Diligence Period, the closing of the Transactions (the “Closing”) to be performed on the Closing Date will take place at the offices of the Buyer via the exchange of documents and signatures of the Buyer and the Seller (the “Closing Date”). The sale, assignment, transfer and conveyance to the Buyer of the shares of Preferred Stock will be deemed effective as 12:01 a.m. on the Closing Date.

2.4          Tax Withholding. Notwithstanding anything to the contrary in this Article II, to the extent required by the Code or applicable Law, the Buyer shall be permitted to deduct and withhold for taxes any required amounts from the Purchase Price (or any portion thereof), as reasonably determined by the Buyer . Any tax amounts so deducted or withheld shall be treated as if paid to the Party for whom the tax deduction or withholding was required; provided, however, that the withholding Party shall have properly remitted such tax amounts withheld to the appropriate authorities.

Article III
REPRESENTATIONS AND WARRANTIES OF THE SELLER

The Seller represents and warrants to the Buyer that the following representations are true and complete as of the Closing Date:

3.1          Authority. Seller has full power, authority and legal capacity to execute and deliver the Transaction Documents to which Seller is a party and to perform the Seller’s obligations thereunder. This Agreement constitutes the valid and legally binding obligation of the Seller, enforceable against Seller in accordance with the terms of this Agreement. Upon the execution and delivery by Seller of each Transaction Document to which Seller is a party, such Transaction Document will constitute the valid and legally binding obligation of Seller enforceable against Seller in accordance with the terms of such Transaction Document.

3.2          Share Ownership. The Seller owns of record and beneficially the number of Public House Shares set forth next to Seller’s name on the Signature Page hereto, free and clear of any Encumbrance or restriction on transfer (other than any restriction under any securities Law). The Seller is not a party to any option, warrant, purchase right, right of first refusal, call, put or other Contract (other than this Agreement) that could require Seller to sell, transfer or otherwise dispose of any of the Public House Shares. At the Closing, Seller will have duly transferred to the Buyer all of Seller’s Public House Shares, free and clear of any encumbrance, and such shares constitute 100% of the issued and outstanding stock of EBC Public House.

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3.3          No Conflicts. Neither the execution and delivery of this Agreement nor the performance of the Transactions will, directly or indirectly, with or without notice or lapse of time: (a) violate any Law to which Seller, or any of Seller’s Shares, is subject; (b) violate, conflict with, result in a breach of, constitute a default under, result in the acceleration of or give any Person the right to accelerate the maturity or performance of, or to cancel, terminate, modify or exercise any remedy under, any Contract to which Seller is a party or by which Seller is bound or to which any of Seller’s Shares is subject or the performance of which is guaranteed by Seller; or (c) result in the imposition of any Encumbrance on any of Seller’s Shares. Seller need not notify, make any filing with, or obtain any Consent of, any Person in order to perform the Transactions.

3.4          Litigation. There is no proceeding pending or, to Seller’s knowledge, threatened or anticipated against Seller relating to or affecting the transactions contemplated by this Agreement.

3.5          Securities Law.

(a)          Seller acknowledges that the offer and sale of the Preferred Stock is intended to be exempt from registration under the Securities Act and all applicable state securities Law.

(b)          Seller: (i) has been furnished with a copy of Buyer’s SEC filings filed with the SEC and all reports or documents required to be filed thereafter with the SEC pursuant to the Securities Exchange Act of 1934, as amended; (ii) has been provided copies of all other reasonably requested material information regarding Buyer; and (iii) has been afforded an opportunity to ask questions of, and receive answers from, management of Buyer in connection with the Preferred Stock. Seller has not been furnished with any oral or written representation in connection with the purchase of the Preferred Stock by or on behalf of Buyer that Seller has relied on that is not contained in this Agreement.

(c)          Seller: (i) is an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act; (ii) has obtained, in its judgment, sufficient information to evaluate the merits and risks of the purchase of the Preferred Stock; (iii) has sufficient knowledge and experience in financial and business matters to evaluate the merits and risks associated with such purchase of the Preferred Stock and to make an informed investment decision with respect thereto; and (iv) has consulted with its own advisors with respect to the purchase of the Preferred Stock.

(d)          The Preferred Stock is being acquired for Seller’s own account for investment and not for the benefit or account of any other Person and not with a view to, or in connection with, any resale or distribution thereof unless the shares of such Preferred Stock are subsequently registered under the Securities Act and under the applicable securities Law of such states or an exemption from such registration is otherwise available. Seller fully understands and agrees that it may have to bear the economic risk of the investment in the Preferred Stock for an indefinite period of time because, among other reasons, such Preferred Stock has not been registered under the Securities Act or under the securities Law of any states, and, therefore, the shares of such Preferred Stock are “restricted securities” and cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities Law of such states or an exemption from such registration is otherwise available. Seller understands that Buyer is not under any obligation to register such Preferred Stock on Seller’s behalf or to assist Seller in complying with any exemption from registration under the Securities Act or applicable state securities Law, except as set forth in the Transactional Documents. Seller understands that unless the shares of such Preferred Stock are eligible for sale pursuant to Rule 144(d), Buyer may require, as a condition to registering the transfer of such Preferred Stock, an opinion of counsel satisfactory to Buyer to the effect that such transfer does not violate such registration requirements

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Article IV
REPRESENTATIONS AND WARRANTIES
OF EBC PUBLIC HOUSE

The Seller and EBC Public House, jointly and severally, represent and warrant to the Buyer as follows:

4.1          Organization, Qualification and Corporate Power. EBC Public House is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. EBC Public House is duly qualified to do business and is in good standing under the laws of its jurisdiction of organization and the laws of each jurisdiction where such qualification is required. EBC Public House has full corporate power and authority to conduct the businesses in which it is engaged, to own and use the properties and assets that it purports to own or use and to perform its obligations. EBC Public House does not currently maintain, nor has at any time in the past maintained, employees or assets of any kind in any jurisdiction outside of the United States. EBC Public House has delivered to the Buyer correct and complete copies of the organizational documents of EBC Public House. EBC Public House is not in violation of any of its organizational documents. The minute books, the stock certificate books and the stock ledger of EBC Public House, in each case as delivered or made available to the Buyer, are correct and complete.

4.2          Capitalization. The entire authorized capital stock of EBC Public House is as follows: EBC Public House is authorized to issue 1000 shares of common stock, no par value, of which 1000 shares are issued and outstanding. All such outstanding shares are owned of record and beneficially by the Seller, and there are no other owners or holders of shares of EBC Public House. All of the outstanding capital stock of EBC Public House has been duly authorized and is validly issued, fully paid and nonassessable. There are no outstanding securities convertible or exchangeable into capital stock of EBC Public House or any options, warrants, purchase rights, subscription rights, preemptive rights, conversion rights, exchange rights, calls, puts, rights of first refusal or other Contracts that could require EBC Public House to issue, sell or otherwise cause to become outstanding or to acquire, repurchase or redeem capital stock of EBC Public House. There are no outstanding stock appreciation, phantom stock, profit participation or similar rights with respect to EBC Public House. EBC Public House has not violated any securities Law in connection with the offer, sale or issuance of any of its capital stock or other equity or debt securities. There are no voting trusts, proxies or other Contracts relating to the voting of the capital stock of EBC Public House. EBC Public House does not control or own, directly or indirectly, any equity or profits interests in any Person or have the power, directly or indirectly, to elect any Persons to the board of directors or comparable governing body of any other Person.

4.3          Authority. EBC Public House has full corporate power and authority to execute and deliver this Agreement and each Transaction Document to which EBC Public House is a party, and to perform its obligations hereunder and thereunder. The execution, delivery and performance by EBC Public House of this Agreement and each Transaction Document to which EBC Public House is a party have been duly authorized by the board of directors of EBC Public House. This Agreement and each Transaction Document to which EBC Public House is a party constitutes the valid and legally binding obligation of EBC Public House, enforceable against EBC Public House in accordance with the terms thereof. Upon the execution and delivery by EBC Public House of each Transaction Document to which it is a party, such Transaction Document will constitute the valid and legally binding obligation of EBC Public House enforceable against it in accordance with the terms of such Transaction Document.

4.4          Title to and Sufficiency of Assets. EBC Public House has good and marketable title to, or a valid leasehold interest in, the location where the Business is operated, free and clear of any encumbrances except for valid leasehold interests. The assets owned by EBC Public House include (a) all tangible and intangible property and assets necessary for the continued conduct of the Business and the provision of services therewith as of the Closing in the same manner as conducted prior to the Closing and in compliance in all material respects with all applicable laws, material contracts and permits as of the Closing and (b) all property and assets necessary to have generated the results of operations for the Business to perform under the material contracts. EBC Public House further represents and warrants that EBC Public House will retain title to the assets, following the Closing.

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Article V
REPRESENTATIONS AND WARRANTIES REGARDING THE BUYER

The Buyer represents and warrants to the Seller as follows:

5.1          Organization and Authority. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. The Buyer has full corporate power and authority to execute and deliver the Transaction Documents to which it is a party and to perform its obligations thereunder. The execution and delivery by the Buyer of each Transaction Document to which the Buyer is a party and the performance by the Buyer of the Transactions have been duly approved by all requisite corporate action of the Buyer. This Agreement constitutes the valid and legally binding obligation of the Buyer, enforceable against the Buyer in accordance with the terms of this Agreement. Upon the execution and delivery by the Buyer of each Transaction Document to which the Buyer is a party, such Transaction Document will constitute the valid and legally binding obligation of the Buyer, enforceable against the Buyer in accordance with the terms of such Transaction Document.

5.2          No Conflicts. Neither the execution and delivery of this Agreement nor the performance of the Transactions will, directly or indirectly, with or without notice or lapse of time: (a) violate any Law to which the Buyer is subject; (b) violate any Organizational Document of the Buyer; or (c) violate, conflict with, result in a breach of, constitute a default under, result in the acceleration of or give any Person the right to accelerate the maturity or performance of, or to cancel, terminate, modify or exercise any remedy under, any Contract to which the Buyer is a party or by which the Buyer is bound or the performance of which is guaranteed by the Buyer. The Buyer is not required to notify, make any filing with, or obtain any Consent of any Person in order to perform the Transactions.

5.3          Preferred Stock. The Preferred Stock will be duly authorized and validly issued and, upon the issuance of the Preferred Stock as set forth in Section 2.2(a), will be fully paid, nonassessable and free of any restrictions, subject to the provisions of the Certificate of Designation. Buyer has filed in a timely manner all forms, reports and documents required to be filed by it with the SEC, all of which have complied as of their respective filing dates or, if amended or superseded by a subsequent filing prior to the date hereof, the date of the last such amendment or superseding filing, in all material respects with all applicable requirements of the Securities Act and the Exchange Act. None of the forms, reports or documents filed by the Buyer with the SEC, including any financial statements or schedules included or incorporated by reference therein, at the time filed (and, in the case of a registration statement, as of its effective date) or, if amended or superseded by a subsequent filing prior to the date hereof, as of the date of the last such amendment or superseding filing, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements filed in connection with reports and documents required to be filed by Buyer with the SEC present fairly the financial condition and results of operations of Buyer and Buyer is not aware of any shortcomings in any forms, reports or documents filed by the Buyer with the SEC, including any financial statements or schedules included or incorporated by reference therein.

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5.4          No Undisclosed Liabilities. The Buyer has not incurred any Liability (and no basis exists for any Liability), except for (a) Liabilities to the extent reflected or reserved against on Buyer's last balance sheet filed with the SEC and publicly available, and (b) current Liabilities incurred in the Ordinary Course of Business since the Buyer's last financial statements filed with the SEC and publicly available (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of Contract, breach of warranty, tort, infringement or violation of Law).

5.5          Legal Compliance. The Buyer is, and since Buyer's last financial statements filed with the SEC and publicly available has been, in compliance in all material respects with all applicable Laws and Permits. No Proceeding is pending, nor since such time of Buyer's last financial statements filed and publicly available, has been filed or commenced, against the Buyer alleging any failure to comply with any applicable Law or Permit. No event has occurred or circumstance exists that (with or without notice or lapse of time) may constitute or result in a violation by the Buyer of any Law or Permit. The Buyer has not received any notice or other communication from any Person regarding any actual, alleged or potential violation by the Buyer of any Law or Permit or any cancellation, termination or failure to renew any Permit held by the Buyer.

5.6          Litigation. There is no Proceeding pending or, to the Knowledge of the Buyer, threatened or anticipated against the Buyer relating to, affecting, or otherwise delaying, interfering or preventing the Transactions or materially impacting the Buyer or the Buyer's financial condition or operations. To the Buyer's Knowledge, no event has occurred or circumstance exists that would reasonably be expected to give rise to or serve as a basis for the commencement of any such Proceeding in which the anticipated liability exposure would be expected to exceed $100,000. There is no outstanding Order to which the Buyer is subject.

5.7          Absence of Certain Changes. Since September 30, 2015, there has not been any Buyer Material Adverse Effect and no event has occurred or circumstance exists that reasonably could result in any such Material Adverse Effect.

5.8          No Brokers’ or Finders’ Fees. The Buyer has no Liability for any fee, commission or payment to any broker, finder or agent with respect to the Transactions for which the Seller could be liable. The Buyer has not retained, employed or used any broker or finder in connection with purchase of the shares from the Seller.

5.9          Investment Intent. The Buyer is acquiring the Public House Shares purchased hereunder for its own account and not with a view to distribution of such Public House Shares in violation of the Securities Act.

Article VI
CLOSING CONDITIONS

6.1          Conditions to the Buyer’s Obligations. The Buyer’s obligation to perform the Transactions contemplated to be performed on or before the Closing Date is subject to satisfaction, or written waiver by the Buyer, of each of the following conditions:

(a)           (i)          all of the representations and warranties of EBC Public House and the Seller in this Agreement must have been accurate in all material respects as of the date hereof and must be accurate in all material respects as if made on the Closing Date, except in each case to the extent any such representation or warranty is made as of an earlier specific date, in which case such representation or warranty must have been and must be accurate in all respects as of such date, and (ii) EBC Public House and the Seller must have performed and complied with all of their respective covenants and agreements in this Agreement to be performed prior to or at the Closing.

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(b)          each of the following documents must have been delivered to the Buyer and dated as of the Closing Date (unless otherwise indicated):

(i)          Certificates representing all of the Public House Shares, free and clear of any encumbrances, accompanied by duly executed stock powers, in form and substance reasonably satisfactory to the Buyer;

(ii)         The minute books, the stock certificate books and the stock ledger of EBC Public House;

(iii)       such other documents as the Buyer and Seller reasonably agree are necessary for the purpose of (A) evidencing the accuracy of Seller’s and EBC Public House’s representations and warranties, (B) evidencing Seller’s and EBC Public House’s performance of, and compliance with, any covenant or agreement required to be performed or complied with by Seller and EBC Public House, or (C) evidencing the satisfaction of any condition referred to in this Section 6.1.

(c)          the Board of Directors of the Buyer shall have approved the Transactions;

(d)          each of EBC Public House and Seller shall have used commercially reasonable efforts to preserve intact the Business and their relationships with the employees, customers, agents of EBC Public House and all other persons reasonably related to the Business in a manner consistent with past practices or in the ordinary course of business;

(e)          the performance of the Transactions must not, directly or indirectly, with or without notice or lapse of time, violate any law that has been adopted or issued, or has otherwise become effective, since the date hereof;

(f)           EBC Public House shall have received all required food and beverage licenses, includjng all licenses required by the California Department of Alcoholic Beverage Control (“ABC”), or other entity or department, together with any other required licenses and permits for operation; and

(g)          The renovations and work on the restaurant shall have been completed, and the restaurant shall be open for business

6.2          Conditions to the Seller’s Obligations. The Seller’s obligations to perform the Transactions contemplated to be performed on or before the Closing Date are subject to satisfaction, or written waiver by the Seller, of the following conditions:

(a)          all of the representations and warranties of the Buyer in this Agreement must have been accurate in all material respects as of the date hereof and must be accurate in all material respects as if made on the Closing Date, and (ii) the Buyer must have performed and complied with all of its covenants and agreements in this Agreement to be performed prior to or at the Closing.

(b)          each of the following documents must have been delivered to the Seller:

(i)          One or more certificates representing the Preferred Stock (subject to Section 7.6 below).

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(c)          the sale of the Public House Shares by the Seller to the Buyer will not violate any Law that has been adopted or issued, or has otherwise become effective, since the date hereof;

(d)          Any required documents for exemption for registration of the Preferred Stock;

(e)          EBC Public House shall have received all required food and beverage licenses, including all licenses required by the ABC, or other entity or department, together with any other required licenses and permits for operation; and

(f)          The renovations and work on the restaurant shall have been completed, and the restaurant shall be open for business.

Article VII
MISCELLANEOUS

7.1          No Third-Party Beneficiaries. This Agreement does not confer any rights or remedies upon any Person (including any employee of EBC Public House) other than the Parties, their respective successors and permitted assigns and, as expressly set forth in this Agreement, any Indemnified Party.

7.2          Entire Agreement. The Transaction Documents constitute the entire agreement among the Parties with respect to the subject matter of the Transaction Documents and supersede all prior agreements (whether written or oral and whether express or implied) among any Parties to the extent related to the subject matter of the Transaction Documents (including any letter of intent or confidentiality agreement).

7.3          Successors and Assigns. This Agreement will be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Seller may not assign, delegate or otherwise transfer (whether by operation of law or otherwise) any of Seller’s rights, interests or obligations in this Agreement without the prior written approval of the Buyer. The Buyer may assign any or all of its rights or interests, or delegate any or all of its obligations, in this Agreement to (a) any successor to the Buyer, any successor to EBC Public House, or any acquirer of a material portion of the businesses or assets of the Buyer or EBC Public House, (b) one or more of the Buyer’s Affiliates, or (c) any lender to the Buyer or EBC Public House as security for obligations to such lender.

7.4          Counterparts. This Agreement may be executed by the Parties in multiple counterparts and shall be effective as of the date set forth above when each Party shall have executed and delivered a counterpart hereof, whether or not the same counterpart is executed and delivered by each Party. When so executed and delivered, each such counterpart shall be deemed an original and all such counterparts shall be deemed one and the same document. Transmission of images of signed signature pages by facsimile, e-mail or other electronic means shall have the same effect as the delivery of manually signed documents in person.

7.5          Notices. Any notice pursuant to this Agreement must be in writing and will be deemed effectively given to another Party on the earliest of the date (a) three Business Days after such notice is sent by registered U.S. mail, return receipt requested, (b) one Business Day after receipt of confirmation if such notice is sent by facsimile, (c) one Business Day after delivery of such notice into the custody and control of an overnight courier service for next day delivery, (d) one Business Day after delivery of such notice in person and (e) such notice is received by that Party; in each case to the appropriate address below (or to such other address as a Party may designate by notice to the other Parties):

If to the Seller (or to EBC Public House prior to the Closing):

EBC Public House Inc.

3815 S. Main Street

Santa Ana, CA 92707

ATTN: Michael J. Rapport

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If to the Buyer:

Evans Brewing Company Inc.

3815 S. Main Street

Santa Ana, CA 92707

ATTN: Board of Directors

with a copy (which shall not constitute notice) to:

Kirton McConkie PC

50 E. South Temple, Suite 400

Salt Lake City, Utah 84111

Fax: (801) 212-2187

Phone: (801) 328-3600

Attn: C. Parkinson Lloyd, Esq.

7.6          Jurisdiction; Service of Process. EACH PARTY (A) CONSENTS TO THE PERSONAL JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN ORANGE COUNTY, CALIFORNIA (AND ANY CORRESPONDING APPELLATE COURT) IN ANY PROCEEDING ARISING OUT OF OR RELATING TO ANY TRANSACTION DOCUMENT (UNLESS OTHERWISE STATED TO THE CONTRARY IN ANY TRANSACTION DOCUMENT), (B) WAIVES ANY VENUE OR INCONVENIENT FORUM DEFENSE TO ANY PROCEEDING MAINTAINED IN SUCH COURTS AND (C) EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, AGREES NOT TO INITIATE ANY PROCEEDING ARISING OUT OF OR RELATING TO ANY TRANSACTION DOCUMENT (UNLESS OTHERWISE STATED TO THE CONTRARY IN ANY TRANSACTION DOCUMENT) IN ANY OTHER COURT OR FORUM. PROCESS IN ANY SUCH PROCEEDING MAY BE SERVED ON ANY PARTY ANYWHERE IN THE WORLD.

7.7          Venue.

ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF CALIFORNIA IN EACH CASE LOCATED IN THE COUNTY OF ORANGE COUNTY, CALIFORNIA, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY'S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

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7.8          Governing Law. This Agreement and all other Transaction Documents (unless otherwise stated therein) will be governed by the laws of the State of California without giving effect to any choice or conflict of law principles of any jurisdiction.

7.9          Amendments and Waivers. No amendment of any provision of this Agreement will be valid unless the amendment is in writing and signed by the Buyer and the Seller. No waiver of any provision of this Agreement will be valid unless the waiver is in writing and signed by the waiving Party. The failure of a Party at any time to require performance of any provision of this Agreement will not affect such Party’s rights at a later time to enforce such provision. No waiver by any Party of any breach of this Agreement will be deemed to extend to any other breach hereunder or affect in any way any rights arising by virtue of any other breach.

7.10          Severability. Any provision of this Agreement that is determined by any court of competent jurisdiction to be invalid or unenforceable will not affect the validity or enforceability of any other provision hereof or the invalid or unenforceable provision in any other situation or in any other jurisdiction. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

7.11          Expenses. EBC Public House will bear all expenses incurred by it or any of its Representatives in connection with the Transactions contemplated to be performed before or on the Closing Date and such expenses will have been paid by EBC Public House prior to the Closing Date. The Seller will bear all expenses incurred by the Seller or any of his in connection with the Transactions contemplated to be performed before or on the Closing Date. Except as otherwise expressly provided in this Agreement, the Buyer will bear all expenses incurred by the Buyer or any of its Representatives in connection with the Transactions contemplated to be performed on or before the Closing Date. In the event of termination of this Agreement, the obligation of each Party to pay its own expenses will be subject to any rights of such Party arising from a breach of this Agreement by another Party.

7.12         Construction. The article and section headings in this Agreement are inserted for convenience only and are not intended to affect the interpretation of this Agreement. Any reference in this Agreement to any Article or Section refers to the corresponding Article or Section of this Agreement. Any reference in this Agreement to any Schedule or Exhibit refers to the corresponding Schedule or Exhibit attached to this Agreement and all such Schedules and Exhibits are incorporated herein by reference. The word “including” in this Agreement means “including without limitation.” This Agreement will be construed as if drafted jointly by the Parties and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship of any provision in this Agreement. Unless the context requires otherwise, any reference to any Law will be deemed also to refer to all amendments and successor provisions thereto and all rules and regulations promulgated thereunder, in each case as in effect as of the date hereof and the Closing Date. All accounting terms not specifically defined in this Agreement will be construed in accordance with GAAP as in effect on the date hereof (unless another effective date is specified herein). The word “or” in this Agreement is disjunctive but not necessarily exclusive. All words in this Agreement will be construed to be of such gender or number as the circumstances require. References in this Agreement to time periods in terms of a certain number of days mean calendar days unless expressly stated herein to be Business Days. In interpreting and enforcing this Agreement, each representation and warranty will be given independent significance of fact and will not be deemed superseded or modified by any other such representation or warranty.

7.13         Specific Performance. Each Party acknowledges that the other Parties would be damaged irreparably and would have no adequate remedy of law if any provision of this Agreement is not performed in accordance with its specific terms or otherwise is breached. Accordingly, each Party agrees that the other Parties will be entitled to an injunction to prevent any breach of any provision of this Agreement and to enforce specifically any provision of this Agreement, in addition to any other remedy to which they may be entitled and without having to prove the inadequacy of any other remedy they may have at law or in equity and without being required to post bond or other security.

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7.14          Further Assurances. Each Party agrees to furnish upon request to any other Party such further information, to execute and deliver to any other Party such other documents, and to do such other acts and things, all as any other Party may reasonably request for the purpose of carrying out the intent of the Transaction Documents.

7.15          Public Announcement. Because the Buyer is a publicly reporting company, Seller agrees that upon closing, Buyer shall have the right to make such announcement, and provide such details about the purchase of the Public House Shares by the Buyer from the Seller as Buyer deems appropriate, provided that Buyer show Seller such announcement prior to making such. Seller further agrees that it shall not make any other announcement of this Agreement or the transaction contemplated hereby or by the Transaction Documents without the prior approval of the Buyer.

10.16        Attorneys’ Fees. The prevailing party(ies) in any litigation, arbitration, bankruptcy, insolvency or other proceeding (“Proceeding”) relating to the enforcement or interpretation of this Agreement may recover from the unsuccessful party(ies) all costs, expenses, and actual attorney's fees (including expert witness and other consultants' fees and costs) relating to or arising out of (a) the Proceeding (whether or not the Proceeding proceeds to judgment), and (b) any post-judgment or post-award proceeding including one to enforce or collect any judgment or award resulting from the Proceeding. All such judgments and awards shall contain a specific provision for the recovery of all such subsequently incurred costs, expenses, and actual attorney's fees.

[Signature page follows.]

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The Parties have executed and delivered this Stock Purchase Agreement as of the date first written above.

“Buyer”:
EVANS BREWING COMPANY INC.

By:	/s/ Evan M. Rapport
Name:	Evan M Rapport
Title:	Vice President

“Seller”:

Prior to the Closing, Mr. Rapport was the	/s/ Michael J. Rapport
owner of record of the following number	Michael J. Rapport
of Shares of EBC Public House:

1,000 shares

EBC PUBLIC HOUSE INC.

By:	/s/ Michael J. Rapport
Name:	Michael J. Rapport
Title:	President

[Signature Page to Stock Purchase Agreement]

EXHIBIT A

CERTIFICATE OF DESIGNATION